VACU-DRY COMPANY

                      COMMISSION FILE NUMBER 01912

                    For the year ended June 30, 1996



 Exhibit No. 23.(i)  Consent of Independent Public Accountants






                     CONSENT OF ARTHUR ANDERSEN LLP



 As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-70870.


                                                    ARTHUR ANDERSEN LLP


 San Francisco, California
    September 27, 1996


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